Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
December 2010
Table of Contents

Consolidated Balance Sheets	1

Loans and Leases Composition	2

Deposits Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Selected Quarterly Income Statement Data	6 - 7

Quarterly Mortgage Banking Income	8

Quarterly Credit Reserves Analysis	9

Quarterly Net Charge-Off Analysis	10

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	11

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	12

Quarterly Common Stock Summary, Capital, and Other Data	13

Consolidated Annual Average Balance Sheets	14

Consolidated Annual Net Interest Margin Analysis	15

Selected Annual Income Statement Data	16 - 17

Annual Mortgage Banking Income	18

Annual Credit Reserves Analysis	19

Annual Net Charge-Off Analysis	20

Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	21

Annual Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	22
Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2010		2009	December ’10 vs ’09
(in thousands, except numbers of shares)	December 31,	September 30,	December 31,	Amount	Percent
		(Unaudited)
Assets
Cash and due from banks	$847,888	$1,139,226	$1,521,344	$(673,456)	(44)%
Interest bearing deposits in banks	135,038	274,240	319,375	(184,337)	(58)
Trading account securities	185,404	138,677	83,657	101,747	122
Loans held for sale	793,285	744,439	461,647	331,638	72
Investment securities	9,895,244	9,723,558	8,587,914	1,307,330	15
Loans and leases(1)	38,106,507	37,500,587	36,790,663	1,315,844	4
Allowance for loan and lease losses	(1,249,008)	(1,336,352)	(1,482,479)	233,471	(16)

Net loans and leases	36,857,499	36,164,235	35,308,184	1,549,315	4

Bank owned life insurance	1,458,224	1,450,335	1,412,333	45,891	3
Premises and equipment	491,602	489,349	496,021	(4,419)	(1)
Goodwill	444,268	444,268	444,268	—	—
Other intangible assets	228,620	243,666	289,098	(60,478)	(21)
Accrued income and other assets	2,482,570	2,434,783	2,630,824	(148,254)	(6)

Total Assets	$53,819,642	$53,246,776	$51,554,665	$2,264,977	4%

Liabilities and Shareholders’ Equity
Liabilities
Deposits(2)	$41,853,898	$41,072,371	$40,493,927	$1,359,971	3%
Short-term borrowings	2,040,732	1,859,134	876,241	1,164,491	133
Federal Home Loan Bank advances	172,519	23,643	168,977	3,542	2
Other long-term debt	2,144,092	2,393,071	2,369,491	(225,399)	(10)
Subordinated notes	1,497,216	1,202,568	1,264,202	233,014	18
Accrued expenses and other liabilities	1,130,643	1,128,586	1,045,825	84,818	8

Total Liabilities	48,839,100	47,679,373	46,218,663	2,620,437	6

Shareholder’s Equity
Preferred stock — authorized 6,617,808 shares-

5.00% Series B Non-voting, Cumulative Preferred Stock, par value of $0.01 and liquidation value per share of $1,000	—	1,337,749	1,325,008	(1,325,008)	(100)

8.50% Series A Non-cumulative Perpetual Convertible Preferred Stock, par value and liquidiation value per share of $1,000	362,507	362,507	362,507	—	—

Common stock -
Par value of $0.01	8,642	7,180	7,167	1,475	21
Capital surplus	7,630,093	6,743,724	6,731,796	898,297	13
Less treasury shares at cost	(8,771)	(8,969)	(11,465)	2,694	(23)
Accumulated other comprehensive income (loss):
Unrealized losses on investment securities	(101,717)	4,568	(103,382)	1,665	(2)
Unrealized gains (losses) on cash flow hedging derivatives	35,710	76,006	58,865	(23,155)	(39)
Pension and other postretirement benefit adjustments	(131,489)	(108,970)	(112,468)	(19,021)	17
Retained (deficit) earnings	(2,814,433)	(2,846,392)	(2,922,026)	107,593	(4)

Total Shareholders’ Equity	4,980,542	5,567,403	5,336,002	(355,460)	(7)

Total Liabilities and Shareholders’ Equity	$53,819,642	$53,246,776	$51,554,665	$2,264,977	4%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,000,000,000
Common shares issued	864,195,369	718,015,276	716,741,249
Common shares outstanding	863,319,435	717,132,197	715,761,672
Treasury shares outstanding	875,934	883,079	979,577
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	362,507	1,760,578	1,760,578

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition

	2010								2009
(dollar amounts in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
			(Unaudited)		(Unaudited)		(Unaudited)

Ending Balances by Type
Commercial:(1)
Commercial and industrial(2)	$13,063	34%	$12,425	34%	$12,392	34%	$12,245	33%	$12,888	35%
Commercial real estate:
Construction	650	2	738	2	1,106	3	1,443	4	1,469	4
Commercial(2)	6,001	16	6,174	16	6,078	16	6,013	16	6,220	17

Commercial real estate(2)	6,651	18	6,912	18	7,184	19	7,456	20	7,689	21

Total commercial	19,714	52	19,337	52	19,576	53	19,701	53	20,577	56

Consumer:
Automobile loans and leases(3)	5,614	15	5,385	14	4,847	13	4,403	12	3,390	10
Home equity	7,713	20	7,690	21	7,510	20	7,514	20	7,563	21
Residential mortgage	4,500	12	4,511	12	4,354	12	4,614	12	4,510	12
Other loans	566	1	578	1	683	2	700	3	751	1

Total consumer	18,393	48	18,164	48	17,394	47	17,231	47	16,214	44

Total loans and leases	$38,107	100%	$37,501	100%	$36,970	100%	$36,932	100%	$36,791	100%

Ending Balances by Business Segment
Retail and Business Banking	$11,717	31%	$11,804	31%	$11,772	32%	$11,751	32%	$11,792	32%
Commercial Banking	7,792	20	7,373	20	7,317	20	7,227	20	7,658	21
Auto Finance and Commercial Real Estate	13,283	35	13,167	35	12,931	35	12,739	34	12,139	33
HWG	5,176	14	5,066	14	4,864	13	4,722	13	4,670	13
Treasury / Other(4)	139	—	91	—	86	—	493	1	532	1

Total loans and leases	$38,107	100%	$37,501	100%	$36,970	100%	$36,932	100%	$36,791	100%

	2010								2009
	Fourth		Third		Second		First		Fourth
Average Balances by Business Segment
Retail and Business Banking	$11,794	31%	$11,817	32%	$11,809	32%	$11,779	32%	$11,899	32%
Commercial Banking	7,657	20	7,419	20	7,247	20	7,316	20	7,792	21
Auto Finance and Commerical Real Estate	13,299	35	13,085	35	12,890	35	12,817	35	12,348	33
HWG	5,050	14	4,894	13	4,729	12	4,631	12	4,569	13
Treasury / Other(4)	—	—	—	—	414	1	437	1	481	1

Total loans and leases	$37,800	100%	$37,215	100%	$37,089	100%	$36,980	100%	$37,089	100%

(1)	There were no commercial loans outstanding that would be considered a concentration of lending to a particular industry.

(2)	The 2009 fourth quarter reflected net reclassifications from commercial real estate loans to commercial and industrial loans of $589.0 million.

(3)
The 2010 first quarter included an increase of $730.5 million resulting from the adoption of a new accounting standard to consolidate a previously off-balance automobile loan securitization transaction.

(4)	Comprised primarily of Franklin loans through the 2010 second quarter.

Huntington Bancshares Incorporated
Deposits Composition

	2010								2009
(dollar amounts in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
			(Unaudited)		(Unaudited)		(Unaudited)

Ending Balances by Type
Demand deposits — non-interest bearing	$7,217	17%	$6,926	17%	$6,463	16%	$6,938	17%	$6,907	17%
Demand deposits — interest bearing	5,469	13	5,347	13	5,850	15	5,948	15	5,890	15
Money market deposits	13,410	32	12,679	31	11,437	29	10,644	26	9,485	23
Savings and other domestic deposits	4,643	11	4,613	11	4,652	12	4,666	12	4,652	11
Core certificates of deposit	8,525	20	8,765	21	8,974	23	9,441	23	10,453	26

Total core deposits	39,264	93	38,330	93	37,376	95	37,637	93	37,387	92
Other domestic deposits of $250,000 or more	675	2	730	2	678	2	684	2	652	2
Brokered deposits and negotiable CDs	1,532	4	1,576	4	1,373	3	1,605	4	2,098	5
Deposits in foreign offices	383	1	436	1	422	—	377	1	357	1

Total deposits	$41,854	100%	$41,072	100%	$39,849	100%	$40,303	100%	$40,494	100%

Total core deposits:
Commercial	$12,476	32%	$12,262	32%	$11,515	31%	$11,844	31%	$11,368	30%
Personal	26,788	68	26,068	68	25,861	69	25,793	69	26,019	70

Total core deposits	$39,264	100%	$38,330	100%	$37,376	100%	$37,637	100%	$37,387	100%

Ending Balances by Business Segment:
Retail and Business Banking	$29,298	70%	$28,808	70%	$28,542	72%	$28,335	70%	$28,512	70%
Commercial Banking	3,538	8	3,245	8	2,861	7	3,003	7	3,056	8
Auto Finance and Commercial Real Estate	753	2	739	2	725	2	653	2	618	2
HWG	7,449	18	7,184	17	6,734	17	7,134	18	6,749	17
Treasury / Other(1)	816	2	1,096	3	987	2	1,178	3	1,559	4

Total deposits	$41,854	100%	$41,072	100%	$39,849	100%	$40,303	100%	$40,494	101%

	2010								2009
	Fourth		Third		Second		First		Fourth
Average Balances by Business Segment:
Retail and Business Banking	$29,241	70%	$28,874	71%	$28,592	71%	$28,371	71%	$28,381	71%
Commercial Banking	3,471	8	3,090	8	3,001	7	3,130	8	3,014	7
Auto Finance and Commercial Real Estate	752	2	714	1	672	2	636	1	610	2
HWG	7,333	18	6,867	17	6,994	17	6,759	17	6,477	16
Treasury / Other (1)	907	2	1,101	3	1,108	3	1,327	3	1,732	4

Total deposits	$41,704	100%	$40,646	100%	$40,367	100%	$40,223	100%	$40,214	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
	2010				2009	4Q10 vs 4Q09
(dollar amounts in millions)	Fourth	Third	Second	First	Fourth	Amount	Percent
Assets
Interest bearing deposits in banks	$218	$282	$309	$348	$329	$(111)	(34)%
Trading account securities	297	110	127	96	110	187	170
Federal funds sold and securities purchased under resale agreements	—	—	—	—	15	(15)	(100)
Loans held for sale	779	663	323	346	470	309	66
Investment securities:
Taxable	9,747	8,876	8,369	8,027	8,698	1,049	12
Tax-exempt	449	365	389	443	136	313	230

Total investment securities	10,196	9,241	8,758	8,470	8,834	1,362	15
Loans and leases:(1)
Commercial:
Commercial and industrial	12,767	12,393	12,244	12,314	12,570	197	2
Commercial real estate:
Construction	716	989	1,279	1,409	1,651	(935)	(57)
Commercial	6,082	6,084	6,085	6,268	6,807	(725)	(11)

Commercial real estate	6,798	7,073	7,364	7,677	8,458	(1,660)	(20)

Total commercial	19,565	19,466	19,608	19,991	21,028	(1,463)	(7)

Consumer:
Automobile loans and leases	5,520	5,140	4,634	4,250	3,326	2,194	66
Home equity	7,709	7,567	7,544	7,539	7,561	148	2
Residential mortgage	4,430	4,389	4,608	4,477	4,417	13	—
Other loans	576	653	695	723	757	(181)	(24)

Total consumer	18,235	17,749	17,481	16,989	16,061	2,174	14

Total loans and leases	37,800	37,215	37,089	36,980	37,089	711	2
Allowance for loan and lease losses	(1,323)	(1,384)	(1,506)	(1,510)	(1,029)	(294)	29

Net loans and leases	36,477	35,831	35,583	35,470	36,060	417	1

Total earning assets	49,290	47,511	46,606	46,240	46,847	2,443	5

Cash and due from banks	1,187	1,618	1,509	1,761	1,947	(760)	(39)
Intangible assets	679	695	710	725	737	(58)	(8)
All other assets	4,313	4,277	4,384	4,486	3,956	357	9

Total Assets	$54,146	$52,717	$51,703	$51,702	$52,458	$1,688	3%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest-bearing	$7,188	$6,768	$6,849	$6,627	$6,466	$722	11%
Demand deposits — interest-bearing	5,317	5,319	5,971	5,716	5,482	(165)	(3)
Money market deposits	13,158	12,336	11,103	10,340	9,271	3,887	42
Savings and other domestic deposits	4,640	4,639	4,677	4,613	4,686	(46)	(1)
Core certificates of deposit	8,646	8,948	9,199	9,976	10,867	(2,221)	(20)

Total core deposits	38,949	38,010	37,799	37,272	36,772	2,177	6
Other domestic deposits of $250,000 or more	737	690	661	698	667	70	10
Brokered deposits and negotiable CDs	1,575	1,495	1,505	1,843	2,353	(778)	(33)
Deposits in foreign offices	443	451	402	410	422	21	5

Total deposits	41,704	40,646	40,367	40,223	40,214	1,490	4
Short-term borrowings	2,134	1,739	966	927	879	1,255	143
Federal Home Loan Bank advances	112	188	212	179	681	(569)	(84)
Subordinated notes and other long-term debt	3,558	3,672	3,836	4,062	3,908	(350)	(9)

Total interest bearing liabilities	40,320	39,477	38,532	38,764	39,216	1,104	3

All other liabilities	993	952	924	947	1,042	(49)	(5)
Shareholders’ equity	5,645	5,520	5,398	5,364	5,734	(89)	(2)

Total Liabilities and Shareholders’ Equity	$54,146	$52,717	$51,703	$51,702	$52,458	$1,688	3%

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2010				2009
Fully-taxable equivalent basis(1)	Fourth	Third	Second	First	Fourth
Assets
Interest bearing deposits in banks	0.63%	0.21%	0.20%	0.18%	0.16%
Trading account securities	1.98	1.20	1.74	2.15	1.89
Federal funds sold and securities purchased under resale agreements	—	—	—	—	0.03
Loans held for sale	4.01	5.75	5.02	4.98	5.13
Investment securities:
Taxable	2.42	2.77	2.85	2.94	3.20
Tax-exempt	4.59	4.70	4.62	4.37	6.42

Total investment securities	2.52	2.84	2.93	3.01	3.25
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	4.94	5.14	5.31	5.60	5.20
Commercial real estate:
Construction	3.07	2.83	2.61	2.66	2.63
Commercial	3.92	3.91	3.69	3.60	3.40

Commercial real estate	3.83	3.76	3.49	3.43	3.25

Total commercial	4.56	4.64	4.63	4.76	4.41

Consumer:
Automobile loans and leases	5.46	5.79	6.46	6.63	7.09
Home equity	4.64	4.74	5.26	5.59	5.82
Residential mortgage	4.82	4.97	4.70	4.89	5.04
Other loans	7.92	7.10	6.84	7.00	6.90

Total consumer	5.04	5.19	5.49	5.73	5.92

Total loans and leases	4.79	4.90	5.04	5.21	5.07

Total earning assets	4.29%	4.49%	4.63%	4.82%	4.70%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits — interest-bearing	0.13	0.17	0.22	0.22	0.22
Money market deposits	0.77	0.86	0.93	1.00	1.21
Savings and other domestic deposits	0.90	0.99	1.07	1.19	1.27
Core certificates of deposit	2.11	2.31	2.68	2.93	3.07

Total core deposits	1.05	1.18	1.33	1.51	1.71
Other domestic deposits of $250,000 or more	1.21	1.28	1.37	1.44	1.88
Brokered deposits and negotiable CDs	1.53	2.21	2.56	2.49	2.52
Deposits in foreign offices	0.17	0.22	0.19	0.19	0.18

Total deposits	1.06	1.21	1.37	1.55	1.75
Short-term borrowings	0.20	0.22	0.21	0.21	0.24
Federal Home Loan Bank advances	0.95	1.25	1.93	2.71	1.01
Subordinated notes and other long-term debt	2.15	2.15	2.05	2.25	2.67

Total interest bearing liabilities	1.11	1.25	1.41	1.60	1.80

Net interest rate spread	3.16	3.24	3.22	3.22	2.90
Impact of noninterest bearing funds on margin	0.21	0.21	0.24	0.25	0.29

Net interest margin	3.37%	3.45%	3.46%	3.47%	3.19%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 6 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

	2010				2009	4Q10 vs 4Q09
(dollar amounts in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth	Amount	Percent
Interest income	$528,291	$534,669	$535,653	$546,779	$551,335	$(23,044)	(4)%
Interest expense	112,997	124,707	135,997	152,886	177,271	(64,274)	(36)

Net interest income	415,294	409,962	399,656	393,893	374,064	41,230	11
Provision for credit losses	86,973	119,160	193,406	235,008	893,991	(807,018)	(90)

Net interest income (loss) after provision for credit losses	328,321	290,802	206,250	158,885	(519,927)	848,248	N.R.

Service charges on deposit accounts	55,810	65,932	75,934	69,339	76,757	(20,947)	(27)
Mortgage banking income	53,170	52,045	45,529	25,038	24,618	28,552	116
Trust services	29,394	26,997	28,399	27,765	27,275	2,119	8
Electronic banking	28,900	28,090	28,107	25,137	25,173	3,727	15
Insurance income	19,678	19,801	18,074	18,860	16,128	3,550	22
Brokerage income	16,953	16,575	18,425	16,902	16,045	908	6
Bank owned life insurance income	16,113	14,091	14,392	16,470	14,055	2,058	15
Automobile operating lease income	10,463	11,356	11,842	12,303	12,671	(2,208)	(17)
Securities (losses) gains	(103)	(296)	156	(31)	(2,602)	2,499	(96)
Other income	33,842	32,552	28,785	29,069	34,426	(584)	(2)

Total noninterest income	264,220	267,143	269,643	240,852	244,546	19,674	8

Personnel costs	212,184	208,272	194,875	183,642	180,663	31,521	17
Outside data processing and other services	40,943	38,553	40,670	39,082	36,812	4,131	11
Net occupancy	26,670	26,718	29,719	24,755	26,273	397	2
Deposit and other insurance expense	23,320	23,406	21,736	29,086	24,420	(1,100)	(5)
Professional services	21,021	20,672	35,555	11,530	25,146	(4,125)	(16)
Equipment	22,060	21,651	21,585	20,624	20,454	1,606	8
Marketing	16,168	20,921	6,138	22,697	9,074	7,094	78
Amortization of intangibles	15,046	15,145	15,141	15,146	17,060	(2,014)	(12)
OREO and foreclosure expense	10,502	12,047	6,434	10,066	18,520	(8,018)	(43)
Automobile operating lease expense	8,142	9,159	8,580	11,153	10,440	(2,298)	(22)
Goodwill impairment	—	—	—	—	—	—	—
Gain on early extinguishment of debt (2)	—	—	—	—	(73,615)	73,615	(100)
Other expense	38,537	30,765	33,377	30,312	27,349	11,188	41

Total noninterest expense	434,593	427,309	413,810	398,093	322,596	111,997	35

Income (loss) before income taxes	157,948	130,636	62,083	1,644	(597,977)	755,925	N.R.
Provision (benefit) for income taxes	35,048	29,690	13,319	(38,093)	(228,290)	263,338	N.R.

Net income (loss)	$122,900	$100,946	$48,764	$39,737	$(369,687)	$492,587	N.R.

Dividends on preferred shares	83,754	29,495	29,426	29,357	29,289	54,465	186

Net income (loss) applicable to common shares	$39,146	$71,451	$19,338	$10,380	$(398,976)	$438,122	N.R.

Average common shares — basic	757,924	716,911	716,580	716,320	715,336	42,588	6%
Average common shares — diluted (3)	760,582	719,567	719,387	718,593	715,336	45,246	6

Per common share
Net income (loss) — basic	$0.05	$0.10	$0.03	$0.01	$(0.56)	$0.61	N.R.
Net income (loss) — diluted	0.05	0.10	0.03	0.01	(0.56)	0.61	N.R.
Cash dividends declared	0.01	0.01	0.01	0.01	0.01	—	—

Return on average total assets	0.90%	0.76%	0.38%	0.31%	(2.80)%	3.70%	N.R.
Return on average common shareholders’ equity	3.8	7.4	2.1	1.1	(39.1)	42.9	N.R.
Return on average common tangible shareholders’ equity (4)	5.6	10.0	3.8	2.7	(45.1)	50.70	N.R.
Net interest margin (5)	3.37	3.45	3.46	3.47	3.19	0.18	6
Efficiency ratio (6)	61.4	60.6	59.4	60.1	49.0	12.4	25
Effective tax rate (benefit)	22.2	22.7	21.5	—	(38.2)	60.4	N.R.

Revenue — fully-taxable equivalent (FTE)
Net interest income	$415,294	$409,962	$399,656	$393,893	$374,064	$41,230	11
FTE adjustment	3,708	2,631	2,490	2,248	2,497	1,211	48

Net interest income (5)	419,002	412,593	402,146	396,141	376,561	42,441	11
Noninterest income	264,220	267,143	269,643	240,852	244,546	19,674	8

Total revenue (5)	$683,222	$679,736	$671,789	$636,993	$621,107	$62,115	10%

N.R. — Not relevant, as denominator of calculation is a loss in prior period compared with income in current period.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to “Significant Items” for additional discussion regarding these key factors.

(2)	The 2009 fourth quarter gain related to the purchase of certain subordinated bank notes.

(3)
For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods.

(4)
Net income (loss) excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(5)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(6)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2010				2009	4Q10 vs 4Q09
(in thousands, except as noted)	Fourth	Third	Second	First	Fourth	Amount	Percent
Mortgage Banking Income
Origination and secondary marketing	$48,236	$35,840	$19,778	$13,586	$16,473	$31,763	193%
Servicing fees	11,474	12,053	12,178	12,418	12,289	(815)	(7)
Amortization of capitalized servicing	(13,960)	(13,003)	(10,137)	(10,065)	(10,791)	(3,169)	29
Other mortgage banking income	4,790	4,966	3,664	3,210	4,466	324	7

Subtotal	50,540	39,856	25,483	19,149	22,437	28,103	125

MSR valuation adjustment(1)	31,319	(12,047)	(26,221)	(5,772)	15,491	15,828	102
Net trading gains (losses) related to MSR hedging	(28,689)	24,236	46,268	11,661	(13,310)	(15,379)	116

Total mortgage banking income	$53,170	$52,045	$45,530	$25,038	$24,618	$28,552	116%

Mortgage originations (in millions)	$1,827	$1,619	$1,161	$869	$1,131	$696	62%
Average trading account securities used to hedge MSRs (in millions)	184	23	28	18	19	165	868
Capitalized mortgage servicing rights(2)	196,194	161,594	179,138	207,552	214,592	(18,398)	(9)
Total mortgages serviced for others (in millions)(2)	15,933	15,713	15,954	15,968	16,010	(77)	—
MSR % of investor servicing portfolio	1.23%	1.03%	1.12%	1.30%	1.34%	(0.11)%	(8)

Net Impact of MSR Hedging
MSR valuation adjustment(1)	$31,319	$(12,047)	$(26,221)	$(5,772)	$15,491	$15,828	102%
Net trading gains (losses) related to MSR hedging	(28,689)	24,236	46,268	11,661	(13,310)	(15,379)	116
Net interest income related to MSR hedging	713	32	58	169	168	545	324

Net impact of MSR hedging	$3,343	$12,221	$20,105	$6,058	$2,349	$994	42%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2010				2009
(dollar amounts in thousands)	Fourth	Third	Second	First	Fourth

Allowance for loan and lease losses, beginning of period	$1,336,352	$1,402,160	$1,477,969	$1,482,479	$1,031,971
Loan and lease losses	(205,587)	(221,144)	(312,954)	(264,222)	(471,486)
Recoveries of loans previously charged off	33,336	36,630	33,726	25,741	26,739

Net loan and lease losses	(172,251)	(184,514)	(279,228)	(238,481)	(444,747)

Provision for loan and lease losses	84,907	118,788	203,633	233,971	895,255
Allowance of assets sold	—	(82)	(214)	—	—
Allowance for loans transferred to held-for-sale	—	—	—	—	—

Allowance for loan and lease losses, end of period	$1,249,008	$1,336,352	$1,402,160	$1,477,969	$1,482,479

Allowance for unfunded loan commitments and letters of credit, beginning of period	$40,061	$39,689	$49,916	$48,879	$50,143
Provision for (Reduction in) unfunded loan commitments and letters of credit losses	2,066	372	(10,227)	1,037	(1,264)

Allowance for unfunded loan commitments and letters of credit, end of period	$42,127	$40,061	$39,689	$49,916	$48,879

Total allowance for credit losses	$1,291,135	$1,376,413	$1,441,849	$1,527,885	$1,531,358

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	3.28%	3.56%	3.79%	4.00%	4.03%
Nonaccrual loans and leases (NALs)	161	136	117	84	77
Nonperforming assets (NPAs)	148	121	89	77	72

Total allowance for credit losses (ACL) as % of:
Total loans and leases	3.39%	3.67%	3.90%	4.14%	4.16%
Nonaccrual loans and leases	166	140	120	87	80
Nonperforming assets	153	125	91	80	74

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2010					2009
(dollar amounts in thousands)	Fourth	Third	Second		First	Fourth

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$59,124	$62,241	$58,128		$75,439	$109,816
Commercial real estate:
Construction	11,084	17,936	45,562		34,426	85,345
Commercial	33,787	45,725	36,169		50,873	172,759

Commercial real estate	44,871	63,661	81,731		85,299	258,104

Total commercial	103,995	125,902	139,859		160,738	367,920

Consumer:
Automobile loans and leases	7,035	5,570	5,436		8,531	12,928
Home equity	29,175	27,827	44,470	(1)	37,901	35,764
Residential mortgage	26,775 (3)	18,961	82,848	(2)	24,311	17,789
Other loans	5,271	6,254	6,615		7,000	10,346

Total consumer	68,256	58,612	139,369		77,743	76,827

Total net charge-offs	$172,251	$184,514	$279,228		$238,481	$444,747

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial	1.85%	2.01%	1.90%		2.45%	3.49%
Commercial real estate:
Construction	6.19	7.25	14.25		9.77	20.68
Commercial	2.22	3.01	2.38		3.25	10.15

Commercial real estate	2.64	3.60	4.44		4.44	12.21

Total commercial	2.13	2.59	2.85		3.22	7.00

Consumer:
Automobile loans and leases	0.51	0.43	0.47		0.80	1.55
Home equity(1)	1.51	1.47	2.36		2.01	1.89
Residential mortgage(2)	2.42	1.73	7.19		2.17	1.61
Other loans	3.66	3.83	3.81		3.87	5.47

Total consumer	1.50	1.32	3.19		1.83	1.91

Net charge-offs as a % of average loans	1.82%	1.98%	3.01%		2.58%	4.80%

(1)
The 2010 second quarter included net charge-offs of $14,678 thousand associated with the transfer of Franklin-related loans to loans held for sale and $1,262 thousand of other Franklin-related net charge-offs.

(2)
The 2010 second quarter included net charge-offs of $60,822 thousand associated with the transfer of Franklin-related loans to loans held for sale and $3,403 thousand of other Franklin-related net charge-offs.

(3)	The 2010 fourth quarter included net charge-offs of $16,389 thousand related to the sale of certain underperforming residential mortgage loans.

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	2010				2009
(dollar amounts in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,

Nonaccrual loans and leases (NALs):
Commercial and industrial	$346,720	$398,353	$429,561	$511,588	$578,414
Commercial real estate	363,692	478,754	663,103	826,781	935,812
Total residential mortgages	45,010	82,984	86,486	372,950	362,630
Home equity	22,526	21,689	22,199	54,789	40,122

Total nonaccrual loans and leases	777,948	981,780	1,201,349	1,766,108	1,916,978

Other real estate, net:
Residential	31,649	65,775	71,937	68,289	71,427
Commercial	35,155	57,309	67,189	83,971	68,717

Total other real estate, net	66,804	123,084	139,126	152,260	140,144
Impaired loans held for sale(1)	—	—	242,227	—	969

Total nonperforming assets	$844,752	$1,104,864	$1,582,702	$1,918,368	$2,058,091

Nonperforming Franklin assets:
Residential mortgage	$—	$—	$—	$297,967	$299,670
Home Equity	—	—	—	31,067	15,004
OREO	9,477	15,330	24,515	24,423	23,826
Impaired loans held for sale	—	—	242,227	—	—

Total nonperforming Franklin assets	$9,477	$15,330	$266,742	$353,457	$338,500

Nonaccrual loans and leases as a % of total loans and leases	2.04%	2.62%	3.25%	4.78%	5.21%

NPA ratio(2)	2.21	2.94	4.24	5.17	5.57

	2010				2009
	Fourth	Third	Second	First	Fourth

Nonperforming assets, beginning of period	$1,104,864	$1,582,702	$1,918,368	$2,058,091	$2,344,042
New nonperforming assets	237,802	278,388	171,595	237,914	494,607
Franklin impact, net	(5,853)	(244,389)	(86,715)	14,957	(30,996)
Returns to accruing status	(100,051)	(111,168)	(78,739)	(80,840)	(85,867)
Loan and lease losses	(126,047)	(155,553)	(173,159)	(185,387)	(391,635)
OREO losses	(5,117)	(5,302)	2,483	(4,160)	(7,394)
Payments	(191,296)	(213,095)	(140,881)	(107,640)	(222,790)
Sales	(69,550)	(26,719)	(30,250)	(14,567)	(41,876)

Nonperforming assets, end of period	$844,752	$1,104,864	$1,582,702	$1,918,368	$2,058,091

(1)
The June 30, 2010, figure represented NALs associated with the transfer of Franklin-related residential mortgage and home equity loans to loans held for sale. The December 31, 2009, figure primarily represented impaired loans obtained from the Sky Financial acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell.

(2)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, and net other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans
(Unaudited)

	2010				2009
(dollar amounts in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,

Accruing loans and leases past due 90 days or more:
Commercial and industrial	$—	$—	$—	$475	$—
Commercial real estate	—	—	—	—	—
Residential mortgage (excluding loans guaranteed by the U.S. Government)	53,983	56,803	47,036	72,702	78,915
Home equity	23,497	27,160	26,797	29,438	53,343
Other loans and leases	10,177	11,423	9,533	10,598	13,400

Total, excl. loans guaranteed by the U.S. Government	87,657	95,386	83,366	113,213	145,658
Add: loans guaranteed by U.S. Government	98,288	94,249	95,421	96,814	101,616

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$185,945	$189,635	$178,787	$210,027	$247,274

Ratios:

Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.23%	0.25%	0.23%	0.31%	0.40%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.26%	0.26%	0.26%	0.26%	0.28%

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.49%	0.51%	0.49%	0.57%	0.68%

Accruing troubled debt restructured loans
Commercial	$171,830	$157,971	$141,353	$117,667	$157,049
Total residential mortgages	313,020	287,481	269,570	242,870	219,639
Other	76,586	73,210	65,061	62,148	52,871

Total accruing troubled debt restructured loans	$561,436	$518,662	$475,984	$422,685	$429,559

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2010				2009
(dollar amounts in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth

Common stock price, per share
High(1)	$7.000	$6.450	$7.400	$5.810	$4.770
Low(1)	5.430	5.040	5.260	3.650	3.500
Close	6.870	5.690	5.540	5.390	3.650
Average closing price	6.050	5.787	6.130	4.840	3.970

Dividends, per share
Cash dividends declared per common share	$0.01	$0.01	$0.01	$0.01	$0.01

Common shares outstanding
Average — basic	757,924	716,911	716,580	716,320	715,336
Average — diluted(2)	760,582	719,567	719,387	718,593	715,336
Ending	863,319	717,132	716,623	716,557	715,762

Book value per common share	$5.35	$5.39	$5.22	$5.13	$5.10
Tangible book value per common share(3)	4.66	4.55	4.37	4.26	4.21
Capital data

	2010				2009
(dollar amounts in millions)	December 31,	September 30,	June 30,	March 31,	December 31,

Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$4,981	$5,567	$5,438	$5,370	$5,336
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(229)	(244)	(259)	(274)	(289)
Add: related deferred tax liability(3)	80	85	91	95	101

Total tangible equity	4,388	4,964	4,826	4,747	4,704
Less: Preferred equity	(363)	(1,700)	(1,696)	(1,692)	(1,688)

Total tangible common equity	$4,025	$3,264	$3,130	$3,055	$3,016

Total assets	$53,820	$53,247	$51,771	$51,867	$51,555
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(229)	(244)	(259)	(274)	(289)
Add: related deferred tax liability(3)	80	85	91	95	101

Total tangible assets	$53,227	$52,644	$51,159	$51,244	$50,923

Tangible equity / tangible asset ratio	8.24%	9.43%	9.43%	9.26%	9.24%
Tangible common equity / tangible asset ratio	7.56	6.20	6.12	5.96	5.92

Other capital data:
Total risk-weighted assets	$43,678	$42,759	$42,486	$42,418	$42,816

Tier 1 leverage ratio(4)	9.41%	10.54%	10.45%	10.05%	10.09%
Tier 1 common risk-based capital ratio(4)	9.25	7.39	7.06	6.55	6.76
Tier 1 risk-based capital ratio(4)	11.50	12.82	12.51	12.00	12.15
Total risk-based capital ratio(4)	14.39	15.08	14.79	14.31	14.55

Tangible common equity / risk-weighted assets ratio	9.22	7.63	7.37	7.20	7.04

Other data:
Number of employees (full-time equivalent)	11,341	11,279	11,117	10,678	10,272
Number of domestic full-service branches(5)	620	617	617	617	611

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)
For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods.

(3)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)
December 31, 2010, figures are estimated. Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting ASC Topic 715, “Compensation — Retirement Benefits”, from the regulatory capital calculations.

(5)	Includes 9 Private Financial Group offices.

Huntington Bancshares Incorporated
Consolidated Annual Average Balance Sheets
(Unaudited)

	Annual Average Balances
		Change from 2009			Change from 2008
(dollar amounts in millions)	2010	Amount	%	2009	Amount	%	2008
Assets
Interest bearing deposits in banks	$289	$(72)	(20)%	$361	$58	19%	$303
Trading account securities	158	13	9	145	(945)	(87)	1,090
Federal funds sold and securities purchased under resale agreements	—	(10)	(100)	10	(425)	(98)	435
Loans held for sale	529	(53)	(9)	582	166	40	416
Investment securities:
Taxable	8,760	2,659	44	6,101	2,223	57	3,878
Tax-exempt	411	197	92	214	(491)	(70)	705

Total investment securities	9,171	2,856	45	6,315	1,732	38	4,583
Loans and leases:(1)
Commercial:
Commercial and industrial	12,431	(705)	(5)	13,136	(452)	(3)	13,588
Commercial real estate:
Construction	1,096	(762)	(41)	1,858	(203)	(10)	2,061
Commercial	6,129	(1,169)	(16)	7,298	(373)	(5)	7,671

Commercial real estate	7,225	(1,931)	(21)	9,156	(576)	(6)	9,732

Total commercial	19,656	(2,636)	(12)	22,292	(1,028)	(4)	23,320

Consumer:
Automobile loans and leases	4,890	1,344	38	3,546	(981)	(22)	4,527
Home equity	7,590	—	—	7,590	186	3	7,404
Residential mortgage	4,476	(66)	(1)	4,542	(476)	(9)	5,018
Other loans	661	(61)	(8)	722	31	4	691

Total consumer	17,617	1,217	7	16,400	(1,240)	(7)	17,640

Total loans and leases	37,273	(1,419)	(4)	38,692	(2,268)	(6)	40,960
Allowance for loan and lease losses	(1,430)	(474)	50	(956)	(261)	38	(695)

Net loans and leases	35,843	(1,893)	(5)	37,736	(2,529)	(6)	40,265

Total earning assets	47,420	1,315	3	46,105	(1,682)	(4)	47,787

Cash and due from banks	1,518	(614)	(29)	2,132	1,174	123	958
Intangible assets	702	(700)	(50)	1,402	(2,044)	(59)	3,446
All other assets	4,364	607	16	3,757	332	10	3,425

Total Assets	$52,574	$134	—%	$52,440	$(2,481)	(5)%	$54,921

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest-bearing	$6,859	$802	13%	$6,057	$962	19%	$5,095
Demand deposits — interest-bearing	5,579	763	16	4,816	813	20	4,003
Money market deposits	11,743	4,527	63	7,216	1,123	18	6,093
Savings and other domestic deposits	4,642	(239)	(5)	4,881	(266)	(5)	5,147
Core certificates of deposit	9,188	(2,756)	(23)	11,944	307	3	11,637

Total core deposits	38,011	3,097	9	34,914	2,939	9	31,975
Other domestic deposits of $250,000 or more	697	(144)	(17)	841	(802)	(49)	1,643
Brokered deposits and negotiable CDs	1,603	(1,544)	(49)	3,147	(96)	(3)	3,243
Deposits in foreign offices	427	(60)	(12)	487	(488)	(50)	975

Total deposits	40,738	1,349	3	39,389	1,553	4	37,836
Short-term borrowings	1,446	513	55	933	(1,441)	(61)	2,374
Federal Home Loan Bank advances	173	(1,063)	(86)	1,236	(2,045)	(62)	3,281
Subordinated notes and other long-term debt	3,780	(541)	(13)	4,321	227	6	4,094

Total interest bearing liabilities	39,278	(544)	(1)	39,822	(2,668)	(6)	42,490

All other liabilities	956	182	24	774	(166)	(18)	940
Shareholders’ equity	5,481	(306)	(5)	5,787	(609)	(10)	6,396

Total Liabilities and Shareholders’ Equity	$52,574	$134	—%	$52,440	$(2,481)	(5)%	$54,921

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin Analysis
 (Unaudited)

	Annual Average Rates(2)
Fully-taxable equivalent basis(1)	2010	2009	2008
Assets
Interest bearing deposits in banks	0.28%	0.32%	2.53%
Trading account securities	1.82	2.99	5.28
Federal funds sold and securities purchased under resale agreements	—	0.13	2.46
Loans held for sale	4.85	5.15	6.01
Investment securities:
Taxable	2.73	4.10	5.62
Tax-exempt	4.56	6.68	6.83

Total investment securities	2.81	4.18	5.81
Loans and leases:(3)
Commercial:
Commercial and industrial	5.31	5.06	5.67
Commercial real estate:
Construction	2.79	2.74	5.05
Commercial	3.83	3.59	5.61

Commercial real estate	3.67	3.42	5.49

Total commercial	4.71	4.39	5.59

Consumer:
Automobile loans and leases	6.04	7.12	6.88
Home equity	5.06	5.62	6.42
Residential mortgage	4.84	5.23	5.83
Other loans	7.18	7.78	9.85

Total consumer	5.35	5.93	6.50

Total loans and leases	5.02	5.04	5.99

Total earning assets	4.55%	4.88%	5.90%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest-bearing	—%	—%	—%
Demand deposits — interest-bearing	0.19	0.20	0.55
Money market deposits	0.88	1.16	1.93
Savings and other domestic deposits	1.04	1.37	1.95
Core certificates of deposit	2.52	3.43	4.26

Total core deposits	1.26	1.97	2.74
Other domestic deposits of $250,000 or more	1.32	2.48	3.77
Brokered deposits and negotiable CDs	2.21	2.64	3.66
Deposits in foreign offices	0.20	0.19	1.56

Total deposits	1.30	2.02	2.85
Short-term borrowings	0.21	0.25	1.78
Federal Home Loan Bank advances	1.80	1.04	3.29
Subordinated notes and other long-term debt	2.15	2.88	4.51

Total interest bearing liabilities	1.34	2.04	2.98

Net interest rate spread	3.21	2.84	2.92
Impact of noninterest bearing funds on margin	0.23	0.27	0.33

Net interest margin	3.44%	3.11%	3.25%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 16 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data(1)
(Unaudited)

	Year Ended December 31,
		Change from 2009			Change from 2008
(dollar amounts in thousands, except per share amounts)	2010	Amount	%	2009	Amount	%	2008
Interest income	$2,145,392	$(92,750)	(4)%	$2,238,142	$(560,180)	(20)%	$2,798,322
Interest expense	526,587	(287,268)	(35)	813,855	(452,776)	(36)	1,266,631

Net interest income	1,618,805	194,518	14	1,424,287	(107,404)	(7)	1,531,691
Provision for credit losses	634,547	(1,440,124)	(69)	2,074,671	1,017,208	96	1,057,463

Net interest income (loss) after provision for credit losses	984,258	1,634,642	N.R.	(650,384)	(1,124,612)	N.R.	474,228

Service charges on deposit accounts	267,015	(35,784)	(12)	302,799	(5,254)	(2)	308,053
Mortgage banking income	175,782	63,484	57	112,298	103,304	1,149	8,994
Trust services	112,555	8,916	9	103,639	(22,341)	(18)	125,980
Electronic banking	110,234	10,083	10	100,151	9,884	11	90,267
Insurance income	76,413	3,087	4	73,326	702	1	72,624
Brokerage income	68,855	4,012	6	64,843	(329)	(1)	65,172
Bank owned life insurance income	61,066	6,194	11	54,872	96	—	54,776
Automobile operating lease income	45,964	(5,846)	(11)	51,810	11,959	30	39,851
Securities losses	(274)	9,975	(97)	(10,249)	187,121	(95)	(197,370)
Other income	124,248	(27,907)	(18)	152,155	13,364	10	138,791

Total noninterest income	1,041,858	36,214	4	1,005,644	298,506	42	707,138

Personnel costs	798,973	98,491	14	700,482	(83,064)	(11)	783,546
Outside data processing and other services	159,248	11,153	8	148,095	17,869	14	130,226
Net occupancy	107,862	2,589	2	105,273	(3,155)	(3)	108,428
Deposit and other insurance expense	97,548	(16,282)	(14)	113,830	91,393	407	22,437
Professional services	88,778	12,412	16	76,366	26,753	54	49,613
Equipment	85,920	2,803	3	83,117	(10,848)	(12)	93,965
Marketing	65,924	32,875	99	33,049	385	1	32,664
Amortization of intangibles	60,478	(7,829)	(11)	68,307	(8,587)	(11)	76,894
OREO and foreclosure expense	39,049	(54,850)	(58)	93,899	60,444	181	33,455
Automobile operating lease expense	37,034	(6,326)	(15)	43,360	12,078	39	31,282
Goodwill impairment	—	(2,606,944)	(100)	2,606,944	2,606,944	—	—
Gain on early extinguishment of debt(2)	—	147,442	(100)	(147,442)	(123,900)	526	(23,542)
Other expense	132,991	24,828	23	108,163	(30,243)	(22)	138,406

Total noninterest expense	1,673,805	(2,359,638)	(59)	4,033,443	2,556,069	173	1,477,374

Income (loss) before income taxes	352,311	4,030,494	N.R.	(3,678,183)	(3,382,175)	1,143	(296,008)
Provision (benefit) for income taxes	39,964	623,968	N.R.	(584,004)	(401,802)	221	(182,202)

Net income (loss)	$312,347	$3,406,526	N.R.	$(3,094,179)	$(2,980,373)	2,619	$(113,806)

Dividends on preferred shares	172,032	(2,724)	(2)	174,756	128,356	277.0	46,400

Net income (loss) applicable to common shares	$140,315	$3,409,250	N.R.	$(3,268,935)	$(3,108,729)	1,940%	$(160,206)

Average common shares — basic	726,934	194,132	36%	532,802	166,647	46%	366,155
Average common shares — diluted(3)	729,532	196,730	37	532,802	166,647	46	366,155

Per common share
Net income (loss) — basic	$0.19	$6.33	N.R.	$(6.14)	$(5.70)	1,295%	$(0.44)
Net income (loss) — diluted	0.19	6.33	N.R.	(6.14)	(5.70)	1,295	(0.44)
Cash dividends declared	0.0400	—	—	0.0400	(0.6225)	(94)	0.6625

Return on average total assets	0.59%	6.49%	N.R.	(5.90)%	(5.69)%	2,710%	(0.21)%
Return on average common shareholders’ equity	3.7	84.5	N.R.	(80.8)	(79.0)	4,389	(1.8)
Return on average tangible common shareholders’ equity(4)	5.6	28.0	N.R.	(22.4)	(18.8)	522	(3.6)
Net interest margin(5)	3.44	0.33	11	3.11	(0.14)	(4)	3.25
Efficiency ratio(6)	60.4	5.0	9	55.4	(1.6)	(3)	57.0
Effective tax rate (benefit)	11.3	27.2	N.R.	(15.9)	45.7	(74)	(61.6)

Revenue — fully taxable equivalent (FTE)
Net interest income	$1,618,805	$194,518	14%	$1,424,287	$(107,404)	(7)%	$1,531,691
FTE adjustment(5)	11,077	(395)	(3)	11,472	(8,746)	(43)	20,218

Net interest income	1,629,882	194,123	14	1,435,759	(116,150)	(7)	1,551,909
Noninterest income	1,041,858	36,214	4	1,005,644	298,506	42	707,138

Total revenue	$2,671,740	$230,337	9%	$2,441,403	$182,356	8%	$2,259,047

N.R. — Not relevant, as denominator of calculation is a loss in prior period compared with income in current period.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the “Significant Items” discussion.

(2)	The 2009 gain included $67.4 million related to the purchase of certain trust preferred securities.

(3)
For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods.

(4)
Net income excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(5)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(6)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Annual Mortgage Banking Income
(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands, except as noted)	2010	2009	2008	2007	2006
Mortgage Banking Income
Origination and secondary marketing	$117,440	$94,711	$37,257	$25,965	$18,217
Servicing fees	48,123	48,494	45,558	36,012	24,659
Amortization of capitalized servicing	(47,165)	(47,571)	(26,634)	(20,587)	(15,144)
Other mortgage banking income	16,629	23,360	16,768	13,198	10,173

Subtotal	135,027	118,994	72,949	54,588	37,905

MSR valuation adjustment(1)	(12,721)	34,305	(52,668)	(16,131)	4,871
Net trading gains (losses) related to MSR hedging	53,476	(41,001)	(11,287)	(8,653)	(1,285)

Total mortgage banking income	$175,782	$112,298	$8,994	$29,804	$41,491

Mortgage originations (in millions)	$5,476	$5,262	$3,773	$3,493	$2,822
Average trading account securities used to hedge MSRs (in millions)	64	70	1,031	594	26
Capitalized mortgage servicing rights(2)	196,194	214,592	167,438	207,894	131,104
Total mortgages serviced for others (in millions)(2)	15,933	16,010	15,754	15,088	8,252
MSR % of investor servicing portfolio	1.23%	1.34%	1.06%	1.38%	1.59%

Net Impact of MSR Hedging
MSR valuation adjustment(1)	$(12,721)	$34,305	$(52,668)	$(16,131)	$4,871
Net trading gains (losses) related to MSR hedging	53,476	(41,001)	(11,287)	(8,653)	(1,285)
Net interest income related to MSR hedging	972	2,999	33,139	5,797	36

Net impact of MSR hedging	$41,727	$(3,697)	$(30,816)	$(18,987)	$3,622

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Annual Credit Reserves Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands)	2010	2009	2008	2007	2006

Allowance for loan and lease losses, beginning of period	$1,482,479	$900,227	$578,442	$272,068	$268,347
Acquired allowance for loan and lease losses	—	—	—	188,128	23,785
Loan and lease losses	(1,003,907)	(1,561,378)	(806,330)	(517,942)	(119,692)
Recoveries of loans previously charged off	129,433	84,791	48,263	40,311	37,316

Net loan and lease losses	(874,474)	(1,476,587)	(758,067)	(477,631)	(82,376)

Provision for loan and lease losses	641,299	2,069,931	1,067,789	628,802	62,312
Economic reserve transfer	—	—	12,063	—	—
Allowance of assets sold	(296)	(9,188)	—	—	—
Allowance for loans transferred to held-for-sale	—	(1,904)	—	(32,925)	—

Allowance for loan and lease losses, end of period	$1,249,008	$1,482,479	$900,227	$578,442	$272,068

Allowance for unfunded loan commitments and letters of credit, beginning of period	$48,879	$44,139	$66,528	$40,161	$36,957
Acquired AULC	—	—	—	11,541	325
(Reduction in) Provision for unfunded loan commitments and letters of credit losses	(6,752)	4,740	(10,326)	14,826	2,879
Economic reserve transfer	—	—	(12,063)	—	—

Allowance for unfunded loan commitments and letters of credit, end of period	$42,127	$48,879	$44,139	$66,528	$40,161

Total allowance for credit losses	$1,291,135	$1,531,358	$944,366	$644,970	$312,229

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	3.28%	4.03%	2.19%	1.44%	1.04%
Nonaccrual loans and leases (NALs)	161	77	60	181	189
Nonperforming assets (NPAs)	148	72	55	122	141

Total allowance for credit losses (ACL) as % of:
Total loans and leases	3.39%	4.16%	2.30%	1.61%	1.19%
Nonaccrual loans and leases (NALs)	166	80	63	202	217
Nonperforming assets (NPAs)	153	74	58	136	161

Huntington Bancshares Incorporated
Annual Net Charge-Off Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands)	2010	2009	2008	2007	2006

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial(1)(2)(3)(4)	$254,932	$487,606	$526,165	$345,840	$20,868
Commercial real estate:
Construction	109,008	192,706	6,626	11,854	3,553
Commercial	166,554	490,025	62,114	27,250	3,230

Commercial real estate	275,562	682,731	68,740	39,104	6,783

Total commercial	530,494	1,170,337	594,905	384,944	27,651

Consumer:
Automobile loans and leases	26,572	56,332	54,565	27,692	18,775
Home equity(5)	139,373	106,176	67,556	34,426	21,854
Residential mortgage(6)(7)	152,895	110,202	21,247	11,371	4,505
Other loans	25,140	33,540	19,794	19,198	9,591

Total consumer	343,980	306,250	163,162	92,687	54,725

Total net charge-offs	$874,474	$1,476,587	$758,067	$477,631	$82,376

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial’(1)(2)(3)(4)	2.05%	3.71%	3.87%	3.25%	0.28%
Commercial real estate:
Construction	9.95	10.37	0.32	0.77	0.28
Commercial	2.72	6.71	0.81	0.52	0.10

Commercial real estate	3.81	7.46	0.71	0.57	0.15

Total commercial	2.70	5.25	2.55	2.21	0.23

Consumer:
Automobile loans and leases	0.54	1.59	1.21	0.67	0.46
Home equity(5)	1.84	1.40	0.91	0.56	0.44
Residential mortgage(6)(7)	3.42	2.43	0.42	0.23	0.10
Other loans	3.80	4.65	2.86	3.63	2.18

Total consumer	1.95	1.87	0.92	0.59	0.39

Net charge-offs as a % of average loans	2.35%	3.82%	1.85%	1.44%	0.32%

(1)	2010 included net recoveries associated with the Franklin relationship totaling $5.1 million.

(2)	2009 included net charge-offs associated with the Franklin relationship totaling $114.5 million.

(3)	2008 included net charge-offs associated with the Franklin relationship totaling $423.3 million.

(4)
2007 included net charge-offs associated with the Franklin restructuring totaling $397.0 million. These net charge-offs were reduced by the unamortized discount with the loans and by other amounts received by Franklin totaling $88.5 million, resulting in net charge-offs totaling $308.5 million.

(5)	2010 included net charge-offs of $14.7 million associated with the transfer of Franklin-related loans to loans held for sale and $6.1 million of other Franklin-related net charge-offs.

(6)	2010 included net charge-offs of $60.8 million associated with the transfer of Franklin-related loans to loans held for sale and $10.5 million of other Franklin-related net charge-offs.

(7)	Effective in 2009, a change to accelerate the timing of when a partial charge-off is recognized was made. This change resulted in $32.0 million of charge-offs in 2009.

Huntington Bancshares Incorporated
Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	December 31,
(dollar amounts in thousands)	2010	2009	2008	2007	2006

Nonaccrual loans and leases (NALs):
Commercial and industrial (1)	$346,720	$578,414	$932,648	$87,679	$58,393
Commercial real estate	363,692	935,812	445,717	148,467	37,947
Total residential mortgages (1)	45,010	362,630	98,951	59,557	32,527
Home equity	22,526	40,122	24,831	24,068	15,266

Total nonaccrual loans and leases	777,948	1,916,978	1,502,147	319,771	144,133

Other real estate, net:
Residential	31,649	71,427	63,058	60,804	47,898
Commercial	35,155	68,717	59,440	14,467	1,589

Total other real estate, net	66,804	140,144	122,498	75,271	49,487
Impaired loans held for sale (2)	—	969	12,001	73,481	—
Other NPAs (3)	—	—	—	4,379	—

Total nonperforming assets	$844,752	$2,058,091	$1,636,646	$472,902	$193,620

Nonperforming Franklin assets:
Commercial	$—	$—	$650,225	$—	$—
Residential mortgage	—	299,670	—	—	—
Home Equity	—	15,004	—	—	—
OREO	9,477	23,826	—	—	—

Total nonperforming Franklin assets	$9,477	$338,500	$650,225	$—	$—

Nonaccrual loans and leases as a % of total loans and leases	2.04%	5.21%	3.66%	0.80%	0.55%

NPA ratio (4)	2.21	5.57	3.97	1.18	0.74

	December 31,
(dollar amounts in thousands)	2010	2009	2008	2007	2006

Nonperforming assets, beginning of period	$2,058,091	$1,636,646	$472,902	$193,620	$117,155
New nonperforming assets	925,699	2,767,295	1,082,063	468,056	222,043
Franklin impact, net	(322,000)	(311,726)	650,225	—	—
Acquired nonperforming assets	—	—	—	144,492	33,843
Returns to accruing status	(370,798)	(215,336)	(42,161)	(24,952)	(43,999)
Loan and lease losses	(640,146)	(1,148,135)	(202,249)	(120,959)	(45,648)
OREO losses	(12,096)	(62,665)	(19,582)	(5,795)	(543)
Payments	(652,912)	(497,076)	(194,692)	(86,093)	(59,469)
Sales	(141,086)	(110,912)	(109,860)	(95,467)	(29,762)

Nonperforming assets, end of period	$844,752	$2,058,091	$1,636,646	$472,902	$193,620

(1)
Franklin loans were reported as commercial accruing restructured loans at December 31, 2007. At December 31, 2008, Franklin loans were reported as nonaccrual commercial and industrial loans. At December 31, 2009, nonaccrual Franklin loans were reported as residential mortgage loans, home equity loans, and OREO, reflecting the 2009 first quarter restructuring.

(2)	Represents impaired loans obtained from the Sky Financial acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell.

(3)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with lower FICO scores.

(4)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.

Huntington Bancshares Incorporated
Annual Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans
(Unaudited)

	December 31,
(dollar amounts in thousands)	2010	2009	2008	2007	2006

Accruing loans and leases past due 90 days or more:
Commercial and industrial	$—	$—	$10,889	$10,474	$170
Commercial real estate	—	—	59,425	25,064	1,711
Residential mortgage (excluding loans guaranteed by the U.S. Government)	53,983	78,915	71,553	67,391	35,555
Home equity	23,497	53,343	29,039	24,086	13,423
Other loans and leases	10,177	13,400	18,039	13,962	6,650

Total, excl. loans guaranteed by the U.S. Government	87,657	145,658	188,945	140,977	57,509

Add: loans guaranteed by U.S. Government	98,288	101,616	82,576	51,174	31,308

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$185,945	$247,274	$271,521	$192,151	$88,817

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.23%	0.40%	0.46%	0.35%	0.22%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.26%	0.28%	0.20%	0.13%	0.12%

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.49%	0.68%	0.66%	0.48%	0.34%

Accruing troubled debt restructured loans

Commercial	$171,830	$157,049	$185,333	$1,187,368	$—

Total residential mortgages	313,020	219,639	82,857	32,005	7,496
Other	76,586	52,871	41,094	—	—

Total accruing troubled debt restructured loans	$561,436	$429,559	$309,284	$1,219,373	$7,496